Business Combinations	12 Months Ended
Dec. 31, 2012
BUSINESS COMBINATIONS [Abstract]
Business Combinations
4.	BUSINESS COMBINATIONS

The Group completed the following acquisitions during the years ended December 31, 2010, 2011 and 2012:

Acquisition completed in 2012

In July 2012, the Group acquired a 70% equity interest in eFusion, a game operating company which mainly provides services in Germany, for cash consideration of €2.3 million (approximately RMB18.4 million). Total identifiable intangible assets acquired of approximately RMB12.3 million mainly represented the trademark and customer database. The weighted average amortization period for the identifiable intangible assets acquired is 5 years. The goodwill associated with this acquisition was RMB0.7 million. The non-controlling interest arising from this acquisition was RMB5.5 million.

Based on an assessment of the acquired company’s financial performance made by the Group and the amounts involved in the acquisition, this acquisition is not material to the Group. Accordingly, presentation of the purchase price allocation, pro forma financial information, and other disclosures was not warranted.

Acquisition completed in 2011

In April 2011, the Group acquired a 51.85% equity interest in a game operating company which mainly provides services in East Asia, for total consideration of US$3.0 million (approximately RMB18.9 million) in cash and assumption of liabilities of RMB10.4 million. Total identifiable intangible assets acquired of approximately RMB25.7 million mainly represent a trademark, software technology and customer database. The weighted average amortization period for the identifiable intangible assets acquired is 4.4 years. The goodwill associated with this acquisition was RMB5.2 million. Certain non-controlling shareholders have a right to require the Group to purchase the outstanding non-controlling interests held by them after the completion of the acquisition at a fixed price if the game operating company fails to complete an initial public offering before 2014. Therefore, upon the date of consolidation, the related non-controlling interests were recognized at fair value (using an income approach to measurement) and are presented as redeemable non-controlling interests in the consolidated balance sheet. As the initial public offering of the game acquiree cannot be anticipated or considered probable until it happens, the redemption of the non-controlling interests is considered probable and accretion of RMB0.6 million in the redemption value was recognized in retained earnings to adjust the initial carrying amount to the redemption value of RMB14.0 million at the consolidation date. No further accretion adjustments were required after the consolidation date.

Based on an assessment of the acquired company’s financial performance made by the Group and the amounts involved in the acquisition, this acquisition was not material to the Group. Accordingly, presentation of pro forma financial information with regard to a summary of the results of operations for the acquisition completed in 2011 is not necessary.

Acquisitions completed in 2010

(1)	Goldcool

On January 1, 2010, the Group acquired all of the equity interests of Goldcool Holdings Limited, as well as its wholly owned subsidiary Kuyin and VIE Shanghai Hongli (collectively known as “Goldcool”), one of the leading online game developers and operators in China. Pursuant to the acquisition agreement, the total purchase consideration was RMB120 million in cash.

The allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization Period
Cash	26,730
Other assets	14,817
Identifiable intangible assets
Trademark	9,410	20 years
Software technology	41,560	3~6 years
Customer database	6,370	5 years
Purchased in-progress research and development	23,870
Deferred tax liabilities	(17,084)
Goodwill	25,077
Current liabilities	(10,750)
Purchase price	120,000

The fair value of identifiable intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Goldcool’s business. The weighted average amortization period for the identifiable intangible assets acquired was 7.2 years. Purchased in-progress research and development of RMB23.9 million was capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment. Total goodwill of RMB25.1 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Goldcool and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.

(2)	Mochi Media, Inc. (“Mochi”)

Acquisition of Mochi

On January 15, 2010, the Group acquired all of the equity interests of Mochi, which operates a leading platform for distributing and monetizing browser-based games worldwide. Pursuant to the acquisition agreement, the total purchase consideration was US$64.3 million (approximately RMB438.6 million), which consisted of US$60.7 million in cash and the issuance of 622,222 Class A ordinary shares with an aggregate fair value of US$3.3 million on the acquisition date and the grant of 962,963 options to replace the outstanding employee options of Mochi with fair value of US$0.3 million which is attributable to employees’ pre-combination services.

The Group also granted 2,068,219 restricted shares to the employees of Mochi on the acquisition date. The restricted shares vest over 2 to 4 years and were considered awards for post combination services. As result, the compensation expense is being recognized on straight line basis over the vesting period.

The allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization Period
Cash	35,193
Other assets	17,470
Identifiable intangible assets
Trademark	218,442	20 years
Software technology	184,310	7 years
Deferred tax liabilities	(161,101)
Goodwill	163,617
Current liabilities	(15,220)
Long term liabilities	(4,118)
Purchase price	438,593

The fair value of identifiable intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Mochi’s business. The weighted average amortization period for the identifiable intangible assets acquired was 14.1 years. Total goodwill of RMB163.6 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Mochi and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.

Subsequent divestiture of Mochi

At the end of March 2012, the Group closed the transfer of 100% of the equity interests in Mochi to Shanda Online Entertainment Limited (“Shanda Online”), a wholly-owned subsidiary of Shanda, in exchange for 6.2% of the equity interests of Shanda Online. The transaction was primarily driven by the Group’s strategy to focus on more intensive-play or advanced online games, versus the games offered on Mochi’s platform, which are mostly mini casual games. Mochi’s business model, which is centered on distribution and network services for online games, as well as the provision of advertising services, is also different from the Group’s core business model.

As the share swap transaction occurred between entities under the common control of Shanda, no gain or loss was recognized in the Group's statement of operations. After the closing of the transfer, the Company deconsolidated Mochi at its net carrying amount of RMB370.7 million and recorded the 6.2% equity interest in Shanda Online of RMB127.4 million at Shanda’s carry–over basis as a long-term investment (under the cost method) included in “investment in affiliated companies” on the consolidated balance sheet. The excess of RMB243.4 million of the net carrying amount deconsolidated for Mochi over the 6.2% equity interest acquired in Shanda Online was treated as a contribution to Shanda, and was recognized as a charge of RMB244.0 million to additional paid-in capital and an increase of RMB0.6 million in other comprehensive income.

The Group has not reflected the divestiture of Mochi as a discontinued operation for accounting purposes as the Group will have continuing involvement with Mochi on a prospective basis.

(3)	Eyedentity

On September 1, 2010, the Group acquired all of the equity interests of Eyedentity, one of the leading online game developers in Korea. Pursuant to the acquisition agreement, the total purchase consideration was US$76.5 million (approximately RMB520.8 million) in cash. As of December 31, 2012, non-contingent purchase consideration of RMB10.0 million due on the third anniversary of the acquisition date had not yet been paid and is included as an acquisition related obligation in other payables and accruals.

The Group will pay US$2.8 million to purchase all outstanding stock options issued by Eyedentity on the acquisition date. The consideration was allocated between pre-combination and post-combination services for US$1.6 million and US$1.1 million, respectively. The pre-combination component was included as purchase consideration in the business combination and the post-combination component is being recognized as share based compensation expense on a straight line basis over the remaining vesting period. In addition, the Group will also pay the shareholders US$15.9 million (RMB98.9 million) if they continue to provide service to Eyedentity in the three years after the acquisition. Amounts due under this arrangement are expected to be paid in 2013 upon the satisfaction of the employment conditions and are included in “other payables and accruals” on the consolidated balance sheet. For the years ended December 31, 2010, 2011 and 2012, the Group accrued expense in the amounts of RMB14.8 million, RMB29.6 million and RMB33.1 million, respectively.

The allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values was as follows

	RMB	Amortization Period
Cash	25,600
Other assets	55,752
Identifiable intangible assets
Software technology	356,189	6~10 years
Non-compete arrangement	13,621	3 years
Purchased in-progress research and development	89,218
Deferred tax liabilities	(102,693)
Goodwill	123,425
Current liabilities	(40,313)
Purchase price	520,799

The fair value of identifiable intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Eyedentity’s business. The weighted average amortization period for the identifiable intangible assets acquired was 6.7 years.

Total goodwill of RMB123.4 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Eyedentity and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.

On October 10, 2012, Games International, a Singaporean subsidiary of the Group which previously was the 100% owner of Eyedentity, closed the sale of 532,066 common shares of Eyedentity or 20.5% of Eyedentity’s outstanding equity interests, to the Group’s majority-owned (51% owned) Korean subsidiary Actoz for cash consideration, due in two installments, of KRW113.5 billion (US$106.6 million or RMB643.7 million). As of December 31, 2012, Actoz paid the initial payment of KRW60.0 billion (US$53.9 million or RMB339.9 million). The amount remitted to Games International reflected the KRW60.0 billion net of tax withholding for Korean capital gains tax and securities transaction tax of KRW13.0 billion (US$11.7 million or RMB73.7 million). The second installment payment of KRW53.6 billion (US$48.2 million or RMB303.8 million) will be paid to Games International before the first anniversary of the closing date, with interest accrued at the rate of 3.7% per annum. After the closing of the sale, as Eyedentity's controlling shareholder, the Group continued to consolidate Eyedentity in its consolidated financial statements. This transfer of a portion of Eyedentity’s equity to Actoz was undertaken on the basis of enhancing Actoz’s publishing capabilities as Eyedentity has strong game intellectual properties as well as better aligning Eyedentity and Actoz for research and development cooperation.

The Eyedentity share transfer occurred between entities under common control. Accordingly, no gain or loss was recognized in the Group's results of operations. Games International de-recognized 20.5% of the net assets of Eyedentity with amount of RMB111.3 million for cash consideration of RMB643.7 million at the transaction date. The difference of RMB532.4 million represented a contribution to Games International credited to Games International’s equity. However, because the transaction effectively resulted in a deemed contribution of equity from Actoz to Games International, the portion of the deemed contribution attributable to Actoz’s 49% non-controlling interest, or RMB260.0 million, was charged to equity attributable to non-controlling shareholders. The transaction-related capital gains tax was apportioned to the Group’s controlling interest in Actoz and the non-controlling interests in Actoz based upon the relative ownership percentages. Of the total tax of RMB73.7 million, RMB36.4 million attributable to the controlling interest was charged to income tax expense, with the balance of RMB37.3 million charged to equity for the portion attributable to the transaction with the non-controlling interests of Actoz.

(4)	Unaudited Pro Forma information on 2010 acquisitions

The following unaudited pro forma consolidated financial information reflects the results of operations for the year ended December 31, 2010, as if the respective acquisitions had occurred on January 1, 2010, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place at the beginning of the period, and may not be indicative of future operating results.

Year Ended December 31, 2010
Unaudited
RMB
Net revenues	4,525,472
Net income	1,285,234
Earnings per ordinary share
Basic	2.25
Diluted	2.25

The pro forma net income for 2010 includes RMB14.4 million for the amortization of identifiable intangible assets, as well as RMB3.5 million for the amortization of deferred tax liabilities using the actual effective income tax rate of the respective acquired businesses in 2010.

(5)	Other acquisitions

In July 2010, the Group acquired all of the equity interests of a global micropayment solution provider, which mainly provides the service in South East Asia. Pursuant to the acquisition agreement, the total purchase consideration was US$2.5 million (approximately RMB17.0 million) in cash. Total identifiable intangible assets acquired of approximately RMB13.7 million mainly represent the trademark and billing platform. The weighted average amortization period for the identifiable intangible assets acquired was 15.2 years.

Based on an assessment of other acquired companies’ financial performance and the amounts involved in the acquisitions, none of the acquired companies on their own or in total is (are) considered material to the Group. Therefore, pro forma financial information with regard to a summary of the results of operations of the Group for the other business combinations completed in 2010 is not necessary.